UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2020

Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36260 (Commission File Number)	61-1721523 (I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CELP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02         Results of Operations and Financial Condition.

On March 5, 2020, Cypress Energy Partners, L.P. (the “Partnership”) issued a press release announcing its financial and operating results for the year ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by the Partnership under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 5, 2019, the board of directors (the “Board”) of Cypress Energy Partners GP, LLC, the General Partner (the “General Partner”) of Cypress Energy Partners, L.P. (the “Partnership”), approved the Second Amendment (the “Amendment”) to First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”), to effect a change in the name of the Partnership from “Cypress Energy Partners, L.P.” to “Cypress Environmental Partners, L.P.” (the “Name Change”).  Sections 2.2 and 13.1(a) of the Partnership Agreement authorize the General Partner to amend the Partnership Agreement to change the name of the Partnership without the approval of any Partners.  The Amendment will be effective on March 16, 2020.  The Name Change will not affect the rights of the holders of the Partnership’s common units.  A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On November 5, 2019, the Board approved the Certificate of Amendment to the Certificate of Limited Partnership of the Partnership (as amended, the “Certificate of Amendment”), which was filed with the Secretary of State of the State of Delaware on March 4, 2020, and will become effective on March 16, 2020, to change the name of the Partnership to Cypress Environmental Partners, L.P.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The common units of the Partnership will continue to trade on the New York Stock Exchange under the symbol “CELP.”

In addition, the Partnership will launch on March 16, 2020 a new corporate website: www.cypressenvironmental.biz. The Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, will be available on this website on or after March 16, 2020. We will also continue to make available free of charge, within the “Governance Documents” section of our website at www.cypressenvironmental.biz, the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and our Audit Committee Charter and any amendments thereto or waivers thereof. The information contained on, or connected to, our website is not incorporated by reference into this Current Report on Form 8-K and should not be considered part of this or any other report that we file with or furnish to the SEC.

The General Partner changed its name from “Cypress Energy Partners GP, LLC” to “Cypress Environmental Partners GP, LLC” pursuant to the First Amendment to Amended and Restated Limited Liability Agreement of the General Partner (as amended, the “GP LLC Agreement”) and the First Amendment to the Certificate of Formation of the General Partner (as amended, the “GP Certificate of Formation”), the latter of which was filed with the Secretary of State of the State of Delaware on March 4, 2020, and both of which will become effective on March 16, 2020.  Copies of the GP LLC Agreement and the GP Certificate of Formation are attached hereto as Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated herein by reference.

Also effective on March 16, 2020, the Partnership’s primary operating subsidiary changed its name from “Cypress Energy Partners, LLC” to “Cypress Environmental Partners, LLC.”

Item 7.01        Regulation FD Disclosure

On March 5, 2020, the Partnership issued a press release announcing the change of the Partnership’s name to Cypress Environmental Partners, L.P., effective on March 16, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statement and Exhibits

(d)  Exhibits

Exhibit No.	Description
3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 5, 2020.

3.2	Certificate of Amendment to the Certificate of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 2, 2020.

3.3	First Amendment to Amended and Restated Limited Liability Agreement of Cypress Energy Partners GP, LLC, dated as of March 5, 2020.

3.4	First Amendment to the Certificate of Formation of Cypress Energy Partners GP, LLC, dated as of February 27, 2020.

99.1	Press Release of Cypress Energy Partners, L.P., dated March 5, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Cypress Energy Partners, L.P.

	By:	Cypress Energy Partners GP, LLC, its general partner

Dated: March 6, 2020	By:	/s/ Jonathan M. Cinocca
Name: Jonathan M. Cinocca
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 5, 2020.

3.2	Certificate of Amendment to the Certificate of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 2, 2020.

3.3	First Amendment to Amended and Restated Limited Liability Agreement of Cypress Energy Partners GP, LLC, dated as of March 5, 2020.

3.4	First Amendment to the Certificate of Formation of Cypress Energy Partners GP, LLC, dated as of February 27, 2020.

99.1	Press Release of Cypress Energy Partners, L.P., dated as of March 5, 2020.